                                                                    EXHIBIT 99.0



                            MASTER NETTING, SETOFF,
                             AND SECURITY AGREEMENT


This Master Netting, Setoff, and Security Agreement (including the Collateral Annex, collectively, the "Agreement") is made and entered into effective as of November 14, 2001 among the Counterparty Party (as defined below) and the Enron Parties (as defined below).

The Enron Parties and the Counterparty Parties have entered into the agreements (and Transactions, schedules, annexes and confirmations thereunder) referenced on Exhibit A hereto, as such agreements have been or may be amended, restated, supplemented or otherwise modified (collectively, the "Existing Underlying Master Agreements," and each individually, an "Existing Underlying Master Agreement").

The Enron Parties and the Counterparty Parties may after the date of this Agreement enter into master agreements or other confirmation agreements in the nature of "forward contracts" and "swap agreements" as defined in the United States Bankruptcy Code, 11 U.S.C. Secs. 101-1330 (such agreements, as same may be amended, restated, supplemented, or otherwise modified from time to time, and including all Transactions, schedules, annexes, and confirmations thereunder, together with the Existing Underlying Master Agreements, are referred to herein, collectively, as the "Underlying Master Agreements," and each individually, as an "Underlying Master Agreement."

Each Enron Party desires now to provide in this Agreement for its right to terminate, liquidate, net, setoff, and apply Collateral upon a Default by any Counterparty Party under any one or more of the Underlying Master Agreements as herein specified, including, without limitation, by permitting each Enron Party to terminate, liquidate, net, setoff, and apply Collateral across all of the Underlying Master Agreements and to treat the Underlying Master Agreements as a single agreement for such purposes, whether or not the Obligations arising under the Underlying Master Agreements are in connection with (a) cash settled Transactions or physically settled Transactions or (b) securities, forward contracts, commodities contracts, repurchase agreements, or swap agreements. Each Counterparty Party desires now to provide in this Agreement for its right to terminate, liquidate, net, setoff, and apply Collateral upon a Default by any Enron Party under any one or more of the Underlying Master Agreements as herein specified, including, without limitation, by permitting each Counterparty Party to terminate, liquidate, net, setoff, and apply Collateral across all of the Underlying Master Agreements and to treat the Underlying Master Agreements as a single agreement for such purposes, whether or not the Obligations arising under the Underlying Master Agreements are in connection with (a) cash settled Transactions or physically settled Transactions or (b) securities, forward contracts, commodities contracts, repurchase agreements, or swap agreements.

        NOW THEREFORE, for and in consideration of the mutual agreements herein made and other good and valuable consideration, including, without limitation, amendments to the Underlying Master Agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

        1. DEFINITIONS. (a) Defined terms used or incorporated by reference in this Agreement and not otherwise defined herein have the same meanings in this Agreement as given to them by the respective Underlying Master Agreement. In the event of any conflict or inconsistency between a term defined herein and in any of the Underlying Master Agreements, such term as used in this Agreement shall govern and have the meaning ascribed to it in this Agreement.

        (b) The following terms used in this Agreement are defined as follows:

        "Affiliate" means, with respect to any person, any other person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person. For this purpose, "control" means the direct or indirect ownership of twenty percent or more of the outstanding capital stock or other equity interest having ordinary voting power, and "person" means any entity other than an individual.

        "Business Day" means a day on which commercial banks settle payments and are open for general business in New York City.

        "Claims" has the meaning set forth in Section 15.

        "Code" means the United States Bankruptcy Code, 11 U.S.C. Sections 101, et. seq., as the same may be amended from time to time.

        "Collateral" means Eligible Collateral as defined in the Collateral
Annex.

        "Collateral Administrator" means the Party designated in the Collateral Annex to administer the Collateral for each respective Group in accordance with the Collateral Annex.

        "Collateral Annex" means the Collateral Annex attached hereto as Annex A and made a part of this Agreement.

        "Costs" means brokerage fees, commissions and other similar third party transaction costs and expenses reasonably incurred by the Non-Defaulting Party either in terminating any arrangement pursuant to which it has hedged its obligations or entering into new arrangements that replace a terminated Transaction and all reasonable attorneys' fees and expenses incurred by the Non-Defaulting Party in connection with the termination of a Transaction.

        "Counterparty Affiliate" means each Counterparty Party and each of its now and hereafter existing Affiliates.

        "Counterparty Group" means all Counterparty Parties.

        "Counterparty Guaranty" means the guaranty of Calpine Corporation to be delivered to Enron Group pursuant to this Agreement substantially in the form attached hereto.

        "Counterparty Party(ies)" means Calpine Energy Services, L.P.

        "Credit Rating" means with respect to an entity, on any date of determination, the respective ratings then assigned to such entity's unsecured, senior long-term debt or depository obligations (in each case, not supported by third-party credit enhancement) by S&P, Moody's or other specified rating agency or agencies as may be agreed to by the Parties.

        "Debt" has the meaning set forth in Section 101 of the Code.

        "Default" means the occurrence of a (i) default, event of default, or other event (including the passage of time) that results in a Party having an immediate contractual right to accelerate, terminate, liquidate, or cancel Transactions under any Underlying Master Agreement, or (ii) representation or warranty made or repeated by a Party hereunder being incorrect or misleading in any material respect when made or repeated, or (iii) violation of a covenant made hereunder including, without limitation, the Collateral requirements under
Section 5 hereof.

        "Defaulting Group" means (i) Enron Group when a Default has occurred with respect to any Enron Party ("Defaulting Enron Party") and (ii) Counterparty Group when a Default has occurred with respect to any Counterparty Party ("Defaulting Counterparty Party").

        "Defaulting Party" means each Enron Party when a Default has occurred with respect to any Defaulting Enron Party, and each Counterparty Party when a Default has occurred with respect to any Defaulting Counterparty Party.

        "Early Termination Date" has the meaning set forth in Section 2.

        "Eligible Collateral" has the meaning set forth in the Collateral Annex.

        "Enron Affiliate" means each Enron Party and each of its now and hereafter existing Affiliates.

        "Enron Group" means all Enron Parties.

        "Enron Guaranty" means the guaranty of Enron Corp. to be delivered to Counterparty Party pursuant to this Agreement substantially in the form attached hereto.

        "Enron Parties" means Enron North America Corp. and Enron Power Marketing, Inc.

        "Exposure" means on any date, the amount that would be payable by one Party (First Party) to another Party (Second Party) under an Underlying Master Agreement if pursuant thereto Second Party was entitled to and did terminate all Transactions and accelerate First Party's payment Obligations under such agreement as of such date on the basis of a default (within the meaning of such Underlying Master Agreement) by First Party, whether or not such default, termination, and acceleration actually occurs; provided, Exposure will be calculated using mid-market estimates determined using good faith efforts.

"Exposure Threshold" means the amount set forth opposite the highest Credit Rating (as defined in the Collateral Annex), be it S&P or Moody's, for Calpine Corporation or Enron Corp., as the case may be

               Exposure Threshold        S&P              Moody's
               ------------------        ---              -------
               $100,000,000              BBB- or above    Baa3 or above
               $50,000,000               BB+              Ba1
               $25,000,000               BB               Ba2
               $0                        below BB         below Ba2

provided, the Exposure Threshold for a Group shall be zero upon the occurrence and during the continuance of a Material Adverse Change, a Default, or Potential Event of Default by or in respect of any of the entities comprising that Group.

        "Final Settlement Amount" has the meaning set forth in Section 3.

        "Gains" means, with respect to any Party, an amount equal to the present value of the economic benefit to it, if any (exclusive of Costs), resulting from the termination of a Transaction, determined in a commercially reasonable manner.

        "Group" means Enron Group or Counterparty Group, as applicable.

        "Guarantor" means with respect to Enron Group, Enron Corp., and with respect to Counterparty Group, Calpine Corporation.

        "Guaranty" means the Counterparty Guaranty or the Enron Guaranty, as the context indicates.

        "Involuntary Bankruptcy" means the filing of a petition under the Code for the entry of an order for relief against a Counterparty Party or an Enron Party.

        "Letters of Credit" has the meaning set forth in the Collateral Annex.

        "Losses" means, with respect to any Party, an amount equal to the present value of the economic loss to it, if any (exclusive of Costs), resulting from termination of a Transaction, determined in a commercially reasonable manner.

        "Material Adverse Change" shall have the meaning set forth in the Collateral Annex.

        "Non-defaulting Group" means (i) Counterparty Group when a Default has occurred with respect to a Defaulting Enron Party and (ii) Enron Group when a Default has occurred with respect to a Defaulting Counterparty Party.

        "Non-defaulting Party" means any Enron Party when a Default has occurred with respect to any Counterparty Party, and any Counterparty Party when a Default has occurred with respect to any Enron Party.

        "Obligation" or "Obligations" means each and every obligation to (a) pay any amount or (b) maintain and/or deliver Collateral that any Counterparty Party owes to any Enron Party or any Enron Party owes to any Counterparty Party arising pursuant to: an Underlying Master Agreement, a Transaction, this Agreement, or a guarantee provided by or on behalf of any Counterparty Party to any Enron Party or provided by or on behalf of any Enron Party to any Counterparty Party in connection with an Underlying Master Agreement, this Agreement or a Guaranty, whether or not such obligation to pay or maintain and/or deliver Collateral or other liability or guaranty is due, fixed, matured, unmatured, liquidated, unliquidated, or contingent.

        "Party" means any Enron Party or any Counterparty Party as the context indicates, and "Parties" means all of the foregoing.

        "Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute a Default.

        "Setoff" means the right of a Non-defaulting Party to setoff (including by set-off, offset, combination of accounts, retention, or withholding across or within each or all of the Underlying Master Agreements) any sum, amount, or Obligation (whether physically or financially settled, fixed, liquidated, unliquidated, matured, unmatured or contingent) owed by any Non-defaulting Party to any Defaulting Party under the Underlying Master Agreements, this Agreement or any other agreements, against any sum, amount, or Obligation (whether physically or financially settled, fixed, liquidated, unliquidated, matured, unmatured or contingent) owed by any Defaulting Party to any Non-defaulting Party under the Underlying Master Agreements, this Agreement or any other agreements. The foregoing is in addition to, and not in limitation of, any other right or remedy available to the Non-defaulting Party (including, without limitation, any right of setoff, offset, combination of accounts, deduction, counterclaim, retention, or withholding), whether arising by agreement, including, without limitation, this Agreement and any of the Underlying Master Agreements and with particularity, rights therein with respect to any Enron Affiliate or any Counterparty Affiliate, applicable law, equity, or otherwise.

        "Settlement Amount" means, in accordance with any applicable Underlying Master Agreement(s), the net amount that is due and payable by one Party to the other Party upon (i) such Underlying Master Agreement(s) having been accelerated, terminated, liquidated, or cancelled (including by way of automatic early termination), (ii) the resulting Obligations of each Party having been determined, and (iii) those Obligations having been netted and reduced by the exercise of rights to apply Collateral (if any) delivered under or held in connection with such Underlying Master Agreement(s).

        "Termination Date" has the meaning set forth in Section 5(g).

        "Transaction" or "Transactions" means each and every trade, transaction, or other open contractual commitment, between any Enron Party and any Counterparty Party arising under the Underlying Master Agreements.

        "Underlying Master Agreements Close-Out" has the meaning set forth in
Section 2.

        2. REMEDIES UPON DEFAULT. (a) Except as provided in Section 2(c) below, upon the occurrence and continuance for two (2) Business Days of a Default in respect of any Defaulting Party, the Non-defaulting Group may, by delivery of notice thereof in accordance with Section 11 below specifying the relevant Default and declaring the Defaulting Group in default of all Underlying Master Agreements, (i) designate a date (the "Early Termination Date"), which is no earlier than a date which is two (2) Business Days after the date such notice is delivered and no later than 20 days after the date such notice is delivered, as an Early Termination Date and accelerate, cancel, terminate, liquidate, and otherwise close-out all Transactions under the Underlying Master Agreements as of such designated date; (ii) exercise rights of Setoff, netting, and/or recoupment in accordance with the terms of the Underlying Master Agreements;
(iii) with respect to each Defaulting Party, withhold performance of each Non-defaulting Party's Obligations to each Defaulting Party to pay, secure, setoff against, net, and/or recoup such Defaulting Party's Obligations to such Non-defaulting Party; (iv) retain, foreclose, collect, sell, or otherwise liquidate any Collateral in any order and at any time, and apply the proceeds thereof to satisfy each Defaulting Party's Obligation to each Non-defaulting Party; (v) suspend delivery or receipt of any commodity under any Underlying Master Agreement; (vi) convert any Obligation from one currency into another currency as set forth in Section 4; and/or (vii) take any other action permitted by law or in equity or by any Transaction necessary or appropriate to protect, preserve, or enforce its rights or to reduce any risk of loss or delay, except to the extent any such action is proscribed or limited herein. Any one or more of the foregoing acts shall be referred to herein as an "Underlying Master Agreements Close-Out."

        (b) If a Default occurs and a Non-defaulting Party elects to forebear from causing an Underlying Master Agreements Close-Out with respect to an Underlying Master Agreement, each Party shall retain its rights and obligations under such Underlying Master Agreement with respect thereto until the earlier of the date on which (i) such Default is cured or (ii) the Non-defaulting Party elects to cause the Underlying Master Agreements Close-Out.

        (c) Notwithstanding anything herein or in any Underlying Master Agreement to the contrary, if the Default giving rise to a Non-defaulting Group's rights hereunder is an Involuntary Bankruptcy, any notice period or grace period referenced in Section 2(a) shall not apply and the Non-defaulting Group may immediately exercise the rights granted herein without prior notice to the Defaulting Group.

        (d) In the event that a Non-defaulting Group elects to cause the Underlying Master Agreements Close-Out, any and all notification requirements under the Underlying Master Agreements for accelerating, terminating, liquidating, or otherwise closing-out Transactions thereunder shall be superseded by Section 2(a) and shall be satisfied in all respects by the notice provided for in section 2(b) and, with particularity, any automatic termination provided for in any Underlying Master Agreement shall be inapplicable thereto.

        3. SETTLEMENT. The Settlement Amount under each of the Underlying Master Agreements shall be determined in accordance with the terms of such agreement. If an Underlying Master Agreement does not provide a mechanism for calculating the Settlement Amount thereunder, the Settlement Amount shall equal the sum of (a) the Losses or Gains relating to each Transaction, plus (b) Costs that the Non-Defaulting Party incurs as a result of the termination and liquidation of each Transaction. All Settlement Amounts shall be netted against each other and the resulting net amount may be reduced by the exercise of rights to apply Collateral delivered under or held in connection therewith and pursuant to all rights granted in this Agreement (as so netted and reduced, the "Final Settlement Amount"); provided, if a Settlement Amount has been setoff in whole or in part, such Settlement Amount, to the extent of such setoff, shall be deemed to have been discharged and no longer due under the relevant Underlying Master Agreement. Upon determination of the Final Settlement Amount, Non-defaulting Group shall provide Defaulting Group with a statement showing the calculation of the Final Settlement Amount. The Final Settlement Amount shall be payable by the Group from which such payment is due on the third Business Day after the statement is delivered to such Group. In the event of a dispute as to the Final Settlement Amount payable by a Group, such Group shall, within the time proscribed herein, pay the undisputed amount of the Final Settlement Amount. The Parties shall in good faith seek to resolve such disputed amount of the Final Settlement Amount without delay. If the Parties are unable to resolve the disputed amount of the Final Settlement Amount within ten (10) days, the matter shall be submitted to arbitration in accordance with Section 15. The Final Settlement Amount shall bear interest at the highest rate provided for in any of the Underlying Master Agreements; provided, such rate shall not exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received thereon under any applicable law. Nothing in this Section 3 shall be construed to restrict or preclude Non-defaulting Group from realizing on Collateral at any time after the Final Settlement Amount has been calculated by Non-defaulting Group, notwithstanding (and without awaiting the outcome of) any dispute as to the Final Settlement Amount payable.

        4. CURRENCY. In order to effect the provisions of this Agreement, any amounts subject hereto may be converted into another currency specified in any of the Underlying Master Agreements at the rate of exchange at which the Party so converting, acting in a reasonable manner and in good faith, would be able to purchase the relevant amount of the currency being converted.

        5. COLLATERAL. Prior to the Termination Date during the term of this Agreement, the provisions hereof, including the Collateral Annex, replace the separate exposure thresholds and Collateral requirements set forth in each Underlying Master Agreement with the Exposure Thresholds and aggregate Collateral requirements set forth in this Agreement, including the Collateral Annex, covering all Underlying Master Agreements. Notwithstanding anything to the contrary contained in any Underlying Master Agreement or in any documentation comprising or pertaining to Collateral or other credit support and subject to Section 2(c), the determination and application of Collateral requirements and rights shall be in accordance with the following provisions so long as this Agreement is in force and effect.

        (a) Any Eligible Collateral provided (before, on or after the date of this Agreement) in respect of any Obligations, by or on behalf of any Counterparty Party to any Enron Party, shall secure the aggregate of the Obligations of Counterparty Group to Enron Group and the administration of such Collateral shall be governed by the Collateral Annex as of the effective date of this Agreement. Any Collateral provided (before, on or after the date of this Agreement) in respect of any Obligations, by or on behalf of any Enron Party to any Counterparty Party, shall secure the aggregate of the Obligations of Enron Group to Counterparty Group and the administration of such Collateral shall be governed by the Collateral Annex as of the effective date of this Agreement.

        (b) In the event of the occurrence of an Early Termination Date under any Underlying Master Agreement (and as defined therein) occasioned by an event other than a Default, the Collateral Administrator for Enron Group and Counterparty Group, as the case may be, shall have the right to apply Collateral to satisfy the Obligations under the subject Underlying Master Agreement in accordance therewith.

        (c) The Collateral Administrator designated as such by Enron Group in the Collateral Annex agrees to act as the agent and bailee of each other Enron Party in respect of the Collateral and shall hold any Collateral both as secured party and as agent and bailee of each other Enron Party as a secured party. Each Counterparty Party hereby irrevocably appoints such Collateral Administrator to be its attorney in the name of and on behalf and as the act and deed of such Counterparty Party or otherwise under a power coupled with an interest to execute, sign, seal, and deliver any documents which Enron Group may require for perfecting its security interest in the Collateral or upon the occurrence of a Default vesting the Collateral in Enron Group or its nominees or any purchaser, and otherwise generally to sign, seal, deliver, and otherwise perfect any such legal or other charge or assignment and all documents, and to do all such acts and things as may be required for the full exercise of the powers hereby conferred, including filing any financing statements and charges, and upon the occurrence of a Default, any sale, lease, realization, or other disposition of the Collateral or the enforcement of any Enron Group's rights hereunder or otherwise.

        (d) The Collateral Administrator designated as such by Counterparty Group in the Collateral Annex agrees to act as the agent and bailee of each other Counterparty Party in respect of the Collateral and shall hold any Collateral both as secured party and as agent and bailee of each other Counterparty Party as a secured party. Each Enron Party hereby irrevocably appoints such Collateral Administrator to be its attorney in the name of and on behalf and as the act and deed of such Enron Party or otherwise under a power coupled with an interest to execute, sign, seal, and deliver any documents which Counterparty Group may require for perfecting its security interest in the Collateral or upon the occurrence of a Default vesting the Collateral in Counterparty Group or its nominees or any purchaser, and otherwise generally to sign, seal, deliver, and otherwise perfect any such legal or other charge or assignment and all documents, and to do all such acts and things as may be required for the full exercise of the powers hereby conferred, including filing any financing statements and charges, and upon the occurrence of a Default, any sale, lease, realization, or other disposition of the Collateral or the enforcement of any Counterparty Group's rights hereunder or otherwise.

        (e) Notwithstanding any provisions of any of the Underlying Master Agreements to the contrary, all non-cash Eligible Collateral issued or delivered by or for the account of any Counterparty Party shall name the Collateral Administrator designated by Enron Group "for itself or as Agent for [list each Enron Party]" as a beneficiary thereof, and all non-cash Eligible Collateral issued or delivered by or for the account of any Enron Party shall name the Collateral Administrator designated by Counterparty Group "for itself or as Agent for [list each Counterparty Party]" as a beneficiary thereof, and in each case shall provide for the right of each such named beneficiary to draw thereon upon the occurrence of a Default under this Agreement and any other drawing condition set forth in the applicable Underlying Master Agreement. The Parties agree and covenant to each other to forthwith and without delay cause the amendment or reestablishment of all Letters of Credit issued pursuant to the Underlying Master Agreements in accordance with the foregoing criteria.

        (f) Each Party to an Underlying Master Agreement agrees that the provisions thereof are hereby amended to replace the determination of separate Collateral requirements under each Underlying Master Agreement with the determination of an aggregate net Collateral requirement set forth in the Collateral Annex.

        (g) At such time as this Agreement has been terminated or is otherwise no longer in force and effect for any reason (the "Termination Date"), the exposure thresholds and collateral requirements set forth in the Underlying Master Agreements shall be effective between the Parties to each such Underlying Master Agreement as therein stated. As of and from the Termination Date, the Collateral held by Enron Group and Counterparty Group shall continue to be maintained and secure the Obligations of Counterparty Group and Enron Group, respectively. Within a reasonably practicable time thereafter, but no later than thirty (30) Business Days, the Collateral Administrator for each Group shall provide a written notice to the other Group setting forth the distribution of the Collateral held by it applicable to each Underlying Master Agreement effective as of the Termination Date, which distribution may be determined in the sole discretion of each Collateral Administrator; provided, should a Default occur under any remaining Underlying Master Agreement prior to such written notice, Non-defaulting Party shall have the right to apply Collateral to satisfy the Obligations under any such Underlying Master Agreement in accordance therewith. Each Party confirms and ratifies the grant of security interest set forth in Paragraph 2 of the Collateral Annex covering the Collateral, as may be distributed among the Underlying Master Agreements in accordance herewith as of the Termination Date.

        6. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other that (a) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary actions to authorize such execution, delivery, and performance, (b) the person signing this Agreement on its behalf is duly authorized to do so on its behalf, and (c) this Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, conservatorship, receivership, moratorium, or other similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law). Each Party represents and warrants to the other that it has not assigned, transferred, created, or permitted to exist any lien or other encumbrance on, or otherwise disposed of, or purported to assign, transfer, create, or permit to exist any lien or other encumbrance on, or otherwise dispose of, any of its rights to any amounts that may be owed to it under any of the Underlying Master Agreements to any third party, and covenants that, so long as this Agreement is in effect, it will not assign, transfer, create, or permit to exist any lien or other encumbrance on, or otherwise dispose of, any of its rights to any amounts that may be owed to it under any of the Underlying Master Agreements, to any third party, except as may be herein permitted.

        7. INTERPRETATION AND HEADINGS. The Parties intend that this Agreement constitutes and should be deemed to be a "master netting agreement" and that the Parties are and should be deemed to be "master netting agreement participants" within the meaning of and as such terms are used in the Code or any other law, rule, regulation, statute, or order applicable to the Parties' rights herein. The use of headings and subheadings in this Agreement, and the division of this Agreement into sections and sub-sections, are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

        8. GOVERNING LAW. The rights of the Parties under this Agreement shall be in addition to, and not in limitation or exclusion of, any other rights that they may have (whether by agreement, operation of law, or otherwise). The Enron Parties and the Counterparty Parties hereby amend the Underlying Master Agreements, Transactions and guarantees issued in connection with the Underlying Master Agreements to provide that, notwithstanding anything therein to the contrary, if a Party elects to exercise its rights hereunder, the applicable Underlying Master Agreements and any Transactions thereunder and any guarantees related thereto shall be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law doctrine), but only for the purpose of a Party exercising its rights hereunder. In addition, this Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law doctrine).

        9. JURISDICTION. To the extent any provisions in the Underlying Master Agreements, Transactions or guarantees issued in connection with Underlying Master Agreements regarding jurisdiction, waiver of immunity, waiver of trial by jury, and process are inconsistent with Section 15 or would impede the ability of a party hereto to exercise its rights under this Agreement, such provisions shall be null and void.

        10. ASSIGNMENT AND AMENDMENT. (a) Any assignment or other transfer of an Underlying Master Agreement and Transactions subject thereto by any Enron Party to an Enron Affiliate or by any Counterparty Party to a Counterparty Affiliate permitted under an Underlying Master Agreement, including, without limitation, whether by any permitted consolidation or amalgamation with, merger with or into, or transfer of substantially all of its assets to such entity or other similar transaction or series of transactions, shall be made without relieving the assigning Party from liability thereunder and subject to this Agreement, and shall provide that such assignee or other transferee shall execute this Agreement as a condition to the effectiveness of any such assignment or other transfer.

        (b) If any Underlying Master Agreement permits assignment of it and Transactions thereunder as security, then notwithstanding the provisions of such Underlying Master Agreement, such Underlying Master Agreement and Transactions thereunder and this Agreement, and any rights therein, may be assigned or otherwise transferred as security only if the assignment or other transfer (i) is made subject to this Agreement and any rights in favor of a Party under this Agreement (whether by setoff, Underlying Master Agreements Close-Out, or otherwise), and (ii) does not increase the obligations of, or reduce the rights of, the nonassigning Party, all in substance and form reasonably satisfactory to the nonassigning Party.

        (c) Other than as expressly set forth in this Section 10 and notwithstanding any provision in any of the Underlying Master Agreements to the contrary, the Underlying Master Agreements and Transactions thereunder shall not be assigned (whether by way of security or otherwise) by any Enron Party or any Counterparty Party without the prior written consent of Counterparty Party or Enron Party, respectively.

        (d) This Agreement shall not be assigned (whether by way of security or otherwise) by any Enron Party or any Counterparty Party without the prior written consent of Counterparty Group or Enron Group, respectively.

        (e) Any purported assignment or other transfer that is not in compliance herewith shall be void.

        (f) This Agreement may not be amended by any Party without the prior written consent of each Party. Confirmations under an Underlying Master Agreement will not serve as an amendment.

        11. NOTICES. Any and all notices, statements, demands, or other communications under this Agreement shall be given by mail, facsimile transmission, electronic message system, or messenger, to the individuals and at the facsimile numbers, electronic message addresses, or other locations set forth below.

Address for notices or communications to Enron Party:

Address:               Enron North America Corp.   Facsimile No.: (713) 646-4816
                       P.O. Box 4428               Telephone No.: (713) 853-3300
                       Houston, Texas  77210-4428
Street Address:        1400 Smith Street
(for courier delivery) Houston, Texas 77002
                       Attn: Director, Documentation Department

A copy of any notice sent to Enron Party pursuant to Section or Section must also be sent to (i) Enron Corp., Attention: Corporate Secretary at the above address and facsimile no. (713) 853-2534, and (ii) Enron North America Corp.,
Attention: Assistant General Counsel, Trading Group at the above address and facsimile no. (713) 646-3491.

Address for notices or communications to Counterparty Party:

Address:         Calpine Energy Services, L.P.     Facsimile No.: (713) 830-8751
Street Address:  700 Louisiana Street, Suite 2700  Telephone No.: (713) 830-8845
(for courier     Houston, Texas  77002
delivery)        Attn: Contract Administration


Any notice or other communication in respect of this Agreement given in any manner herein permitted to the address or number or in accordance with the electronic messaging system details above provided will be deemed effective as follows: (i) if in writing and delivered in person or by courier, on the date it is delivered; (ii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine); (iii) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; (iv) if sent by electronic messaging system, on the date that electronic message is received; in each case unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Business Day, or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Business Day. Either Party may by notice to the others change the address, facsimile number, or electronic messaging system details at which notices or other communications are to be given to it.

        12. CONFLICTS AND INCONSISTENCIES. In the event of any conflict or inconsistency between this Agreement and any of the Underlying Master Agreements concerning the matters set forth in this Agreement, the provisions of this Agreement shall govern.

        13. CONTINUATION OF MASTER AGREEMENTS AND SEVERABILITY. (a) Except as amended by this Agreement, the Underlying Master Agreements shall remain in full force and effect. Subject to Section 13(b), in the event any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any respect under the law of any jurisdiction, or becomes or is rendered unlawful by any applicable court of law or regulatory agency because of a statutory change, the validity, legality, and enforceability of the remaining provisions under the law of such jurisdiction, and the validity, legality, and enforceability of such provisions and any other provisions under the law of any other jurisdiction, shall not in any way be affected or impaired thereby, and the Parties shall use their best efforts to reform this Agreement to give effect to the original intention of the Parties as indicated herein.

        (b) If Section 2(a) hereof in its entirety is deemed or held to be invalid, illegal, or unenforceable, after the Parties have used their best efforts to reform Section 2(a) and/or this Agreement to give effect to the original intention of the Parties as indicated herein, this Agreement shall be deemed to be null and void in its entirety and without any further force or effect and the provisions of the Underlying Master Agreements amended and superseded by this Agreement shall thereupon be enforceable in accordance with their terms.

        14. NO WAIVER. A failure or delay in exercising any right, power, or privilege in respect of the Underlying Master Agreements or this Agreement will not be presumed to operate as a waiver of that right, power, or privilege, and a single or partial exercise of any right, power, or privilege will not be presumed to preclude any subsequent or further exercise of that right, power, or privilege, or the exercise of any other right, power, or privilege.

        15. ARBITRATION. Notwithstanding anything in any Underlying Master Agreements, Transaction or guaranty issued in connection with an Underlying Master Agreement to the contrary, any claim, counterclaim, demand, cause of action, dispute, and controversy arising out of or relating to this Agreement or the relationship established by this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, involving the Parties and/or their respective representatives (collectively, the "Claims") shall be resolved by binding arbitration. Arbitration shall be governed by the Federal Arbitration Act and conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The validity, construction, and interpretation of this agreement to arbitrate, and all procedural aspects of the arbitration conducted pursuant hereto shall be decided by the arbitrators. In deciding the substance of the Claims, the arbitrators shall refer to the governing law. It is agreed that the arbitrators shall have no authority to award treble, exemplary or punitive damages of any type under any circumstances whether or not such damages may be available under state or federal law, or under the Federal Arbitration Act, or under the Commercial Arbitration Rules of the American Arbitration Association, the Parties hereby waiving their right, if any, to recover any such damages. The arbitration proceeding shall be conducted in Houston, Texas. Within thirty days of the notice of initiation of the arbitration procedure, each of Enron Party and Counterparty Party shall select one arbitrator. The two arbitrators shall select a third arbitrator. The third arbitrator shall be a person who has over eight years professional experience in over-the-counter derivative products and who has not previously been employed by any Party and does not have a direct or indirect interest in any Party or the subject matter of the arbitration. While the third arbitrator shall be neutral, the two Party-appointed arbitrators are not required to be neutral, and it shall not be grounds for removal of either of the two Party-appointed arbitrators or for vacating the arbitrators' award that either of such arbitrators has past or present minimal relationships with any Party. To the fullest extent permitted by law, any arbitration proceeding and the arbitrators' award shall be maintained in confidence by the Parties.

        16. AGENT FOR PURPOSES OF FUTURE AMENDMENTS TO AGREEMENT. (a) Each Counterparty Party hereby irrevocably appoints Calpine Energy Services, L.P. to be its agent and attorney in the name of and on behalf and as the act and deed of such Counterparty Party to execute, sign, seal, and delivery any documents required for purposes of making any amendments to this Agreement.

        (b) Each Enron Party hereby irrevocably appoints Enron North America Corp. to be its agent and attorney in the name of and on behalf and as the act and deed of such Enron Party to execute, sign, seal, and delivery any documents required for purposes of making any amendments to this Agreement.

        17. LIMITATION OF REMEDIES, LIABILITY AND DAMAGES. NOTWITHSTANDING ANYTHING HEREIN OR IN AN UNDERLYING MASTER AGREEMENTS, ANY TRANSACTION OR ANY GUARANTY ISSUED IN CONNECTION WITH AN UNDERLYING MASTER AGREEMENT TO THE CONTRARY, NO PARTY SHALL BE LIABLE HEREUNDER OR UNDER ANY UNDERLYING MASTER AGREEMENT FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, BY STATUTE, IN TORT OR CONTRACT, UNDER ANY INDEMNITY PROVISION OR OTHERWISE. IT IS THE INTENT OF THE PARTIES THAT THE LIMITATIONS HEREIN IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WITHOUT REGARD TO THE CAUSE OR CAUSES RELATED THERETO, INCLUDING THE NEGLIGENCE OF ANY PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE. TO THE EXTENT ANY DAMAGES REQUIRED TO BE PAID HEREUNDER OR UNDER ANY UNDERLYING MASTER AGREEMENT ARE LIQUIDATED, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, OR OTHERWISE OBTAINING AN ADEQUATE REMEDY IS INCONVENIENT AND THE DAMAGES CALCULATED HEREUNDER OR UNDER THE UNDERLYING MASTER AGREEMENT CONSTITUTE A REASONABLE APPROXIMATION OF THE HARM OR LOSS.

        18. TERM. This Agreement shall continue in effect from the date hereof until terminated by agreement of the Parties; however, notwithstanding the foregoing, any Party shall have the right to terminate this Agreement by written notice to the other Parties upon such time as there are fewer than two Underlying Master Agreements in effect that have outstanding Transactions.

        19. MISCELLANEOUS. All of the Parties will use best efforts to deliver Guaranty(s) and other agreements necessary to fulfill the purposes of this Agreement as soon as practicable and in any event on or prior to December 31, 2001.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by facsimile or original signature and in multiple counterparts, each of which is deemed an original and effective as one document, all as of the date first written above.

"ENRON GROUP"

ENRON NORTH AMERICA CORP.

BY:
     ---------------------------------------
PRINTED NAME:
               -----------------------------
TITLE:
       -------------------------------------

ENRON POWER MARKETING, INC.

BY:
     ---------------------------------------
PRINTED NAME:
               -----------------------------
TITLE:
       -------------------------------------

"COUNTERPARTY GROUP"

CALPINE ENERGY SERVICES, L.P.

BY:
     ---------------------------------------
PRINTED NAME:
               -----------------------------
TITLE:
       -------------------------------------



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